                                                                      EXHIBIT 99

                     Navistar Financial 2000-B Owner Trust


               Navistar Financial Retail Receivables Corporation
                                    Seller


                        Navistar Financial Corporation
                                   Servicer


                              Subject to Revision


                       Term Sheet Dated October 17, 2000



                   Joint Lead Managers of the Class A Notes

Banc of America Securities LLC                           Salomon Smith Barney
          (Bookrunner)

                       Co-Managers of the Class A Notes

Banc One Capital Markets, Inc.                            Chase Securities Inc.

                       Underwriter of the Class B Notes
                        Banc of America Securities LLC

THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE TRUST PROPERTY. THE NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY THE OWNER TRUSTEE, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 2000-B OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 2000-B OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS) RELATING TO ASSET BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                      $764,710,097.53 Asset Backed Notes

                     Navistar Financial 2000-B Owner Trust

               Navistar Financial Retail Receivables Corporation
                                    Seller

                        Navistar Financial Corporation
                                   Servicer

                              Subject to Revision

                       Term Sheet Dated October 17, 2000

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement relating to the Notes and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the Prospectus. A final Prospectus and Prospectus Supplement may be obtained by contacting your sales representative.

Issuer ................  Navistar Financial 2000-B Owner Trust (the "Trust"), a
                         Delaware common law trust to be formed by the Seller and the Owner Trustee pursuant to the Owner Trust Agreement, acting by and through the Owner Trustee.

Seller ................  Navistar Financial Retail Receivables Corporation.

Servicer ..............  Navistar Financial Corporation.

Indenture Trustee .....  The Bank of New York, as indenture trustee under the
                         Indenture.

Owner Trustee .........  Chase Manhattan Bank USA, National Association, as
                         owner trustee under the Owner Trust Agreement.

The Notes .............  The Trust will issue Notes as follows:

                         Class A-1    % Asset Backed Notes in the aggregate
                         principal amount of $140,000,000.00 (the "Class A-1 Notes").

                         Class A-2    % Asset Backed Notes in the aggregate
                         principal amount of $232,400,000.00 (the "Class A-2 Notes").

                         Class A-3    % Asset Backed Notes in the aggregate
                         principal amount of $184,900,000.00 (the "Class A-3 Notes").

                         Class A-4   % Asset Backed Notes in the aggregate
                         principal amount of $178,733,000.00 (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes").

                         Class B     % Asset Backed Notes in the aggregate
                         principal amount of $28,677,097.53 (the "Class B Notes"; together with the Class A Notes, the "Notes").

                         The Class B Notes will be subordinated to the Class A Notes to the extent described in this Term Sheet and in the Prospectus Supplement.

                         The sole source of payments on the Notes will be the Trust Property. The Notes are not interests in, obligations of, or insured or guaranteed by the Owner Trustee, the Seller, the Servicer or any other person or entity.

                         The Trust will also issue Certificates (the
                         "Certificates"), which will not bear interest but will have certain rights in excess monies in the Reserve Account and certain other excess funds. The Certificates will initially be held by the Seller or one of its affiliates.

The Trust Property ....  The Trust Property will include a pool of Retail Notes
                         (the "Receivables"), certain monies due and received thereunder on and after October 1, 2000 (the "Cutoff Date"), security interests in the vehicles financed thereby, certain other property and monies on deposit in certain accounts, including the Reserve Account, and the proceeds thereof, any proceeds of the obligation, if any, of a dealer to pay a portion of the principal balance of a defaulted Retail Note in connection with a repossessed vehicle, the obligation, if any, of International Truck and Engine Corporation ("International") (f/k/a Navistar International Transportation Corporation) to purchase a repossessed vehicle under specified circumstances and any Guaranties, any proceeds from claims on specified insurance policies, the benefits of any lease assignments and specified rights of the Seller under the related Purchase Agreement and the related Custodian Agreement. The Initial Aggregate Receivables Balance is $764,710,097.53.

Terms of the Notes:      The principal terms of the Notes will be as described
                         below:

   A. Interest ........  Class A-1 Notes:    %
                         Class A-2 Notes:    %
                         Class A-3 Notes:    %
                         Class A-4 Notes:    %
                         Class B Notes:      %

                         Interest on the Notes will accrue at the applicable Interest Rate from and including the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month or, if the 15th day is not a business day, on the next business day, starting on November 15, 2000 (each, a "Distribution Date"). Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days elapsed since the Closing Date or the preceding Distribution Date divided by 360. Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                         Interest payments to all classes of the Class A Notes will have the same priority while interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on such Distribution Date has been paid in full. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

   B. Principal .......  Subject to the subordination provisions described in the two following paragraphs, on each Distribution Date, the Notes will be payable to the extent of the Principal Payment Amount as follows: (1) first, 100% of the Principal Payment Amount to the Class A-1 Notes until the Class A-1 Notes are paid in full; (2) thereafter, 96.25% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 96.25% of the remaining Principal Payment Amount) to the Class A Notes (all of which shall be paid to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) and 3.75% of the Principal Payment Amount (in the case of the Distribution Date on which the Class A-1 Notes are paid in full, 3.75% of the remaining Principal Payment Amount) to the Class B Notes until the Class A Notes are paid in full; and (3) thereafter, 100% of the Principal

                         Payment Amount (in the case of the Distribution Date on which the Class A Notes are paid in full, the remaining Principal Payment Amount) to the Class B Notes until the Class B Notes are paid in full. The "Principal Payment Amount" for each Distribution Date will generally equal the lesser of (a) the Principal Distributable Amount for such Distribution Date and (b) the excess, if any, of the sum of the Available Amount for such Distribution Date and available funds on deposit in the Reserve Account on such Distribution Date (the "Total Available Amount") over the sum of the Total Servicing Fee and accrued and unpaid interest on the Notes due and payable on such Distribution Date. For a Distribution Date, the "Principal Distributable Amount" generally will equal the sum, with respect to the related Monthly Period, of the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Receivables, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer and the principal portion of all Receivables that became Liquidating Receivables, and the "Available Amount" generally will equal (a) the sum, with respect to the related Monthly Period, of (1) that portion of all collections on the Receivables allocable to principal, interest or Prepayment Surplus, (2) all Liquidation Proceeds to the extent attributable to principal or interest in accordance with the Servicer's customary procedures, (3) that portion of all Monthly Advances made by the Servicer allocable to principal or interest due on the Receivables, (4) the Warranty Payment, the Administrative Purchase Payment or the Optional Purchase Proceeds of each Receivable that the Seller repurchased or the Servicer purchased during such related Monthly Period to the extent attributable to principal, accrued interest or Prepayment Surplus thereon and (5) the principal portion of all Prepayments minus (b) that portion of collections retained by the Servicer in respect of unreimbursed Monthly Advances and Liquidation Expenses.

                         If the amount on deposit in the Reserve Account on any Distribution Date, after giving effect to the distribution of the Principal Payment Amount in accordance with the priorities set forth above, would be less than 1.0% of the Initial Aggregate Receivables Balance, then the Class A Notes will receive 100% of the Principal Payment Amount (all of which shall be paid to the Class A-1 Notes until paid in full, then to the Class A-2 Notes until paid in full, then to the Class A-3 Notes until paid in full, and then to the Class A-4 Notes until paid in full) until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account

                         Balance. When principal payments on the Class B Notes resume in accordance with the preceding sentence, the Principal Payment Amount shall be distributed in accordance with the first sentence in the preceding paragraph.

                         Also, if an Event of Default occurs whether due to a failure to make a payment on the Notes or otherwise and the Notes are declared to be due and payable, the principal of the Class A Notes will be payable in an amount equal to 100% of the Principal Payment Amount (and each class of Class A Notes will be entitled to ratable repayment of principal on the basis of their respective unpaid principal balances) and no principal of the Class B Notes will be paid on any Distribution Date thereafter until the Class A Notes are paid in full. Thereafter, the principal of the Class B Notes will be payable in an amount equal to 100% of the Principal Payment Amount on each Distribution Date until the Class B Notes are paid in full.

                         Each class of Notes will be payable in full on the applicable Distribution Date in the calendar month set forth below (the "Final Scheduled Distribution Date") (however, the actual payment in full of any class of Notes could occur sooner):

                         Class A-1 Notes:     November 2001
                         Class A-2 Notes:     October 2003
                         Class A-3 Notes:     November 2004
                         Class A-4 Notes:     September 2007
                         Class B Notes:       September 2007


   C. Redemption ......  If the Aggregate Receivables Balance declines to 10% or less of the Initial Aggregate Receivables Balance and the Servicer exercises its option to purchase the Receivables on any Distribution Date on or after the date on which the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full, the Class A-4 Notes and the Class B Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of those Notes, plus accrued and unpaid interest thereon.

   D. Voting Rights ...  To the extent the Prospectus specifies certain circumstances under which the consent, approval, direction, or request of a specified percentage in principal amount of the outstanding Notes must be obtained, given or made, or under which such a specified percentage are permitted to take an action or give a notice, then such consent, approval, direction, request, action or notice shall be valid only if the holders of such specified percentage in principal amount of (a) all the outstanding Class A
                                   Notes and Class B Notes voting together as a single class and (b) the outstanding Class A Notes voting as a single class have voted to give such consent, approval, direction, request or notice, or take such action.

Priority of Distributions .......  Distributions of the Total Available Amount
                                   to the Noteholders and the Servicer will generally be distributed in the following order of priority on each Distribution Date:
                                   (1) the Basic Servicing Fee and any unpaid
                                   Basic Servicing Fee for prior Distribution
                                   Dates ("Total Servicing Fee"); (2) interest on the Class A Notes; (3) interest on the Class B Notes; and (4) principal on the Notes as described above. After the Notes are declared to be due and payable following the occurrence of an Event of Default resulting from the failure to make a payment on the Notes, all principal and interest on the Class A Notes will be paid in full prior to making any further payments on or with respect to the Class B Notes.

Reserve Account .................  On the Closing Date an amount of cash or eligible investments equal to $36,323,729.63 or 4.75% of the Initial Aggregate Receivables Balance will be deposited into the Reserve Account. On each Distribution Date, amounts remaining after payment to the Servicer of the Total Servicing Fee and deposits to the Distribution Account of amounts to be distributed to Noteholders will be deposited into the Reserve Account.

                                   Amounts in the Reserve Account on any
                                   Distribution Date (after giving effect to all distributions to be made to the Servicer and the Noteholders on such Distribution Date) in excess of the Specified Reserve Account Balance for such Distribution Date will be paid to the holders of the Certificates. The "Specified Reserve Account Balance" on each Distribution Date will equal the lesser of
                                   (1) the aggregate outstanding principal
                                   balance of the Notes and (2) the greater of
                                   (a) 5.50% (or 10.00% under specified
                                   circumstances to be described in the
                                   Prospectus Supplement) of the Aggregate
                                   Receivables Balance as of the close of
                                   business on the last day of the related
                                   Monthly Period, and (b) 2.0% of the Initial
                                   Aggregate Receivables Balance.

                                   Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that the Available Amount is less than the sum of amounts payable on the Notes and the Total Servicing Fee.

Tax Status ......................  In the opinion of Kirkland & Ellis, special tax counsel, for federal income tax purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder by the acceptance of a Note will be deemed to agree to treat the Notes as indebtedness.

ERISA Considerations .......  Although there is little guidance on the subject, the Seller believes the Notes should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation. Therefore, the Notes are available for investment by a Benefit Plan, subject to a determination by such Benefit Plan's fiduciary that the Notes are suitable investments for such Benefit Plan under ERISA and the Internal Revenue Code.

Legal Investment ...........  The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Ratings ....................  It is a condition to the issuance of the Notes that the Class A-1 Notes be rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A-2, Class A-3 and Class A-4 Notes be rated in the highest rating category for long-term debt obligations by at least one nationally recognized rating agency, and the Class B Notes be rated in the "A" category or its equivalent by at least one nationally recognized rating agency.


                             THE RECEIVABLES POOL

     The Receivables to be transferred to the Trust on the Closing Date (the "Receivables Pool") were originated by Navistar Financial Corporation ("NFC"). Some of the Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly-owned subsidiary of NFC, and will be repurchased by NFC from TRIP on the Closing Date for resale to the Seller. The Receivables were selected randomly for inclusion in the Receivables Pool from those Retail Notes in NFC's portfolio of owned Retail Notes and those Retail Notes owned by TRIP which satisfied several criteria, including that each Receivable (a) has a first payment due date on or before October 31, 2000, (b) has an original term to maturity of 12 to 84 months, (c) has a remaining term to maturity of 12 to 72 months, (d) provides for finance charges at an APR of no less than 6.50%, (e) was not more than 60 days past due as of the Cutoff Date, and (f) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

     The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Receivables as of the Cutoff Date are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.

                      Composition of the Receivables Pool

                                                                                    Weighted      Weighted
                       Initial          Aggregate                      Average       Average       Average
 Weighted Average     Aggregate          Original                      Initial       Original     Remaining
Annual Percentage    Receivables        Principal        Number of   Receivables     Maturity      Maturity
  Rate (Range)         Balance           Balance        Receivables    Balance       (Range)       (Range)
-----------------   --------------   ---------------   ------------  -----------   -----------   ------------
     9.786%         $764,710,097.53  $812,766,768.15      16,390     $46,657.11       55.29          51.08
(6.73%-21.99%)(1)                                                                     months         months
                                                                                      (14 to 84      (12 to 72
                                                                                      months)         months)

(1)  Excludes 12 Receivables with APRs above 21.99%.

        Distribution by Annual Percentage Rate of the Receivables Pool

                                                       Percentage of Initial
Annual Percentage     Number of        Initial               Aggregate
   Rate Range       Receivables  Receivables Balance   Receivables Balance
-----------------   -----------  -------------------   ----------------------

  6.50-7.49%              326      $ 14,000,837.26               1.83%
  7.50-8.49%            2,401       129,358,038.24              16.92%
  8.50-9.49%            6,388       301,925,880.66              39.48%
 9.50-10.49%            2,561       132,499,678.95              17.33%
10.50-11.49%            1,633        76,469,417.28              10.00%
11.50-12.49%              959        45,658,702.94               5.97%
12.50-13.49%              647        26,199,238.63               3.43%
13.50-14.49%              535        15,219,274.42               1.99%
14.50-15.49%              432        11,149,250.32               1.46%
15.50-16.49%              236         6,078,140.03               0.79%
16.50-17.49%               97         2,308,870.25               0.30%
17.50-17.99%               55         1,382,585.62               0.18%
18.00% & Over             120         2,460,182.93               0.32%
                       ------      ---------------             ------
     Total             16,390      $764,710,097.53             100.00%
                       ======      ===============             ======

           Distribution by Remaining Maturity of the Receivables Pool


 Remaining                                     Percentage of Initial
 Maturity     Number of        Initial               Aggregate
 (Months)   Receivables  Receivables Balance    Receivables Balance
 ---------  -----------  -------------------   ---------------------

1-12                49     $    630,810.09                0.08%
13-24            1,259       32,723,717.59                4.28%
25-36            2,852       90,110,375.17               11.78%
37-48            3,119      143,043,573.58               18.71%
49-60            6,914      390,126,058.03               51.02%
61-66              429       26,744,436.82                3.50%
67 & Over        1,768       81,331,126.25               10.64%
                ------     ---------------              ------
     Total      16,390     $764,710,097.53              100.00%
                ======     ===============              ======


             Distribution by Payment Terms of the Receivables Pool


                                    Percentage of Initial
                                          Aggregate
     Type of Receivable               Receivables Balance
     ------------------               -------------------
Equal Payment Fully Amortizing                 56.08%
Equal Payment Balloon                          13.02%
Equal Payment Skip                              4.60%
Level Principal Fully Amortizing                5.26%
Level Principal Balloon                        17.48%
Level Principal Skip                            0.14%
Other                                           3.41%
                                              ------
      Total                                   100.00%
                                              ======

     The Receivables Pool includes Receivables originated in 48 states and The District of Columbia. The following table sets forth the percentage of the Initial Aggregate Receivables Balance in the states with the largest concentration of Receivables. No other state accounts for more than 1.82% of the Initial Aggregate Receivables Balance. None of the Receivables were originated in Alaska or Hawaii.

                Geographic Distribution of the Receivables Pool


                      Percentage of Initial
                      Aggregate Receivables
      State(1)               Balance
      --------        ----------------------

      Texas                    9.12%
      California               7.24%
      Illinois                 6.55%
      Ohio                     6.44%
      New York                 5.99%
      Pennsylvania             4.26%
      Florida                  4.01%
      Minnesota                3.63%
      Iowa                     3.45%
      Georgia                  3.17%
      Tennessee                3.14%
      Maryland                 3.05%
      Arkansas                 3.01%
      Michigan                 2.82%
      Indiana                  2.57%
      Wisconsin                2.42%
      New Jersey               2.39%
      Other                   26.74%
                             ------
        Total                100.00%
                             ======
___________

(1)  Based on billing addresses of the obligors on the Receivables.

     No single obligor accounts for more than 2.00% of the Initial Aggregate Receivables Balance. As of the Cutoff Date, approximately 82.50% of the Initial Aggregate Receivables Balance, constituting 72.52% of the aggregate number of Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.

                                 THE SERVICER

Delinquencies, Repossessions and Net Losses

     Set forth below is selected information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on its entire portfolio of Retail Notes (including Retail Notes previously sold which NFC continues to service). Fluctuations in retail delinquencies, repossessions and losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. As a result of the bankruptcy of one of NFC's largest obligors, a combined charge of $10.9 million was taken in 1996 by NFC and International, $3.8 million of which was reversed in 1998 by NFC.
The performance of the serviced portfolio of Retail Notes declined during the nine-month period ended July 31, 2000. The loss and delinquency percentages for this period exceed the levels for any of the other periods shown below. NFC believes that the significant increase in delinquencies is due to lower operating margins realized by trucking companies, resulting primarily from higher fuel costs and secondarily from reductions in overall freight shipments and a continuing shortage of truck drivers. Although repossessions for the nine-month period are in line with historical repossessions, losses are significantly higher; NFC attributes the increase principally to industry-wide lower resale values for used trucks. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables Pool will be comparable to that set forth below. Due to rounding, the amounts shown for NFC and International separately in this table may not add to the amount shown for NFC and International combined.

                                                 Year Ended October 31,              Nine Months Ended
                                         ----------------------------------------    -----------------
                                                                                          July 31,
                                                                                          -------
NFC Retail Notes                         1995     1996     1997     1998     1999     1999      2000
----------------                         ----     ----     ----     ----     ----     ----      ----
                                          ($ in millions)
Gross Balance Outstanding at end of
 Period..............................  $2,073   $2,282   $2,282   $2,481   $2,825   $2,715    $2,977
Gross Balance Past Due as a
 Percentage of Gross Balance
 Outstanding at end of Period
  31-60 days.........................    2.43%    1.99%    2.42%    2.49%    2.87%    3.52%     4.13%
  over 60 days.......................    0.09%    0.30%    0.60%    0.61%    0.52%    0.62%     1.32%
Average Gross Balance of Retail
   Notes (13 month average)..........  $1,809   $2,204   $2,245   $2,339   $2,632   $2,587    $2,844
Net Losses (recoveries):
  NFC................................  $  0.3   $  5.0   $  2.1   $ -      $  5.2   $  3.6    $  6.4
  International......................  $  0.6   $  9.5   $  3.9   $  9.9   $  3.0   $  1.0    $  9.7
                                       ------   ------   ------   ------   ------   ------    ------
  Combined...........................  $  0.9   $ 14.5   $  6.0   $  9.9   $  8.2   $  4.6    $ 16.1
Liquidations minus Net Losses........  $  833   $1,002   $1,083   $1,178   $1,193   $  886    $  893
Net Losses (recoveries) as a
   Percentage of Liquidations
   minus Net Losses:
  NFC................................    0.04%    0.50%    0.19%    0.00%    0.44%    0.41%     0.72%
  International......................    0.07%    0.95%    0.36%    0.84%    0.25%    0.11%     1.08%
                                       ------   ------   ------   ------   ------   ------    ------
  Combined...........................    0.11%    1.45%    0.55%    0.84%    0.69%    0.52%     1.80%
Net Losses (recoveries) as a
   Percentage of Average Gross
   Balance: (1)
  NFC................................    0.02%    0.23%    0.09%    0.00%    0.20%    0.19%     0.30%
  International......................    0.03%    0.43%    0.18%    0.42%    0.11%    0.05%     0.45%
                                       ------   ------   ------   ------   ------   ------    ------
  Combined...........................    0.05%    0.66%    0.27%    0.42%    0.31%    0.24%     0.75%
Repossessions as a Percentage of
 Average Gross Balance (1)...........    0.92%    3.15%    2.01%    2.31%    1.94%    1.81%     2.48%

(1)  July 31 figures have been annualized.


                      WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on medium and heavy duty truck, bus and trailer receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model (the "ABS Model"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The ABS Model further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or prepaid in full. The ABS Model does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of receivables, including the Receivables. As the rate of payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes will likely occur significantly earlier than the respective Final Scheduled Distribution Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     The table captioned "Percent of Initial Principal Amount of the Offered Notes Remaining at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of characteristics of the Receivables. The ABS Table assumes that
(1) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (2) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (3) payments on the Notes are made on each Distribution Date, and each such date is assumed to be the fifteenth day of each applicable month, (4) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, and (5) except as specified otherwise, the Servicer does not exercise its option to purchase the Receivables. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Table also assumes that the Receivables consist of a single Equal Payment Fully Amortizing Receivable having an assumed Cutoff Date of October 1, 2000, and the following annual percentage rate, original maturity and remaining maturity:

                         Annual          Original        Remaining
  Receivables          Percentage        Maturity         Maturity
    Balance              Rate           (In Months)      (In Months)
-------------          -----------      -----------      -----------

$764,710,097.53         9.786%              55               51

The ABS Table further assumes that the first distribution of principal on the Notes occurs on November 15, 2000, and that the Closing Date is November 1, 2000. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. It is very unlikely that the Receivables will prepay at a constant level of the ABS Model until maturity or that all of the Receivables will prepay at the same level of the ABS Model. Moreover, the diverse terms of Receivables within the hypothetical pool could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of the ABS Model specified, even if the original and remaining terms to maturity of the Receivables are as assumed. For example, the Receivables have annual percentage rates that range from 6.73% to 30.00%, and only 56.08% of the Receivables (by percentage of Initial Aggregate Receivables Balance) are Equal Payment Fully Amortizing Receivables. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

 Percent of Initial Principal Amount of the Offered Notes Remaining at Various
                                ABS Percentages

                          Class A-1 Notes                                                    Class A-2
---------------------------------------------------------------  -------------------------------------------------------------
    Distribution                                                   Distribution
       Date          0.00%    1.00%    1.40%    1.80%    2.00%         Date         0.00%    1.00%    1.40%    1.80%     2.00%
   -------------     ----     ----     ----     ----     ----      ------------     ----     ----     ----     ----      ----
 Closing Date        100%     100%     100%     100%     100%      Closing Date     100%     100%     100%     100%      100%
   11/15/00           91%      86%      83%      81%      80%        11/15/00       100%     100%     100%     100%      100%
   12/15/00           83%      72%      67%      62%      60%        12/15/00       100%     100%     100%     100%      100%
    1/15/01           74%      57%      51%      43%      40%         1/15/01       100%     100%     100%     100%      100%
    2/15/01           65%      44%      35%      25%      20%         2/15/01       100%     100%     100%     100%      100%
    3/15/01           56%      30%      19%       7%       1%         3/15/01       100%     100%     100%     100%      100%
    4/15/01           47%      16%       3%       0%       0%         4/15/01       100%     100%     100%      94%       90%
    5/15/01           38%       2%       0%       0%       0%         5/15/01       100%     100%      93%      84%       79%
    6/15/01           29%       0%       0%       0%       0%         6/15/01       100%      94%      84%      74%       69%
    7/15/01           19%       0%       0%       0%       0%         7/15/01       100%      86%      75%      64%       58%
    8/15/01           10%       0%       0%       0%       0%         8/15/01       100%      78%      67%      54%       48%
    9/15/01            1%       0%       0%       0%       0%         9/15/01       100%      71%      58%      45%       38%
   10/15/01            0%       0%       0%       0%       0%        10/15/01        95%      63%      50%      36%       29%
   11/15/01            0%       0%       0%       0%       0%        11/15/01        89%      56%      41%      27%       19%
   12/15/01            0%       0%       0%       0%       0%        12/15/01        84%      48%      33%      18%       10%
    1/15/02            0%       0%       0%       0%       0%         1/15/02        78%      41%      25%       9%        1%
    2/15/02            0%       0%       0%       0%       0%         2/15/02        72%      34%      18%       1%        0%
    3/15/02            0%       0%       0%       0%       0%         3/15/02        67%      27%      10%       0%        0%
    4/15/02            0%       0%       0%       0%       0%         4/15/02        61%      20%       2%       0%        0%
    5/15/02            0%       0%       0%       0%       0%         5/15/02        55%      13%       0%       0%        0%
    6/15/02            0%       0%       0%       0%       0%         6/15/02        49%       6%       0%       0%        0%
    7/15/02            0%       0%       0%       0%       0%         7/15/02        43%       0%       0%       0%        0%
    8/15/02            0%       0%       0%       0%       0%         8/15/02        37%       0%       0%       0%        0%
    9/15/02            0%       0%       0%       0%       0%         9/15/02        31%       0%       0%       0%        0%
   10/15/02            0%       0%       0%       0%       0%        10/15/02        25%       0%       0%       0%        0%
   11/15/02            0%       0%       0%       0%       0%        11/15/02        19%       0%       0%       0%        0%
   12/15/02            0%       0%       0%       0%       0%        12/15/02        13%       0%       0%       0%        0%
    1/15/03            0%       0%       0%       0%       0%         1/15/03         7%       0%       0%       0%        0%
    2/15/03            0%       0%       0%       0%       0%         2/15/03         *        0%       0%       0%        0%
    3/15/03            0%       0%       0%       0%       0%         3/15/03         0%       0%       0%       0%        0%
    4/15/03            0%       0%       0%       0%       0%         4/15/03         0%       0%       0%       0%        0%
    5/15/03            0%       0%       0%       0%       0%         5/15/03         0%       0%       0%       0%        0%
    6/15/03            0%       0%       0%       0%       0%         6/15/03         0%       0%       0%       0%        0%
    7/15/03            0%       0%       0%       0%       0%         7/15/03         0%       0%       0%       0%        0%
    8/15/03            0%       0%       0%       0%       0%         8/15/03         0%       0%       0%       0%        0%
    9/15/03            0%       0%       0%       0%       0%         9/15/03         0%       0%       0%       0%        0%
   10/15/03            0%       0%       0%       0%       0%        10/15/03         0%       0%       0%       0%        0%
   11/15/03            0%       0%       0%       0%       0%        11/15/03         0%       0%       0%       0%        0%
   12/15/03            0%       0%       0%       0%       0%        12/15/03         0%       0%       0%       0%        0%
    1/15/04            0%       0%       0%       0%       0%         1/15/04         0%       0%       0%       0%        0%
    2/15/04            0%       0%       0%       0%       0%         2/15/04         0%       0%       0%       0%        0%
    3/15/04            0%       0%       0%       0%       0%         3/15/04         0%       0%       0%       0%        0%
    4/15/04            0%       0%       0%       0%       0%         4/15/04         0%       0%       0%       0%        0%
    5/15/04            0%       0%       0%       0%       0%         5/15/04         0%       0%       0%       0%        0%
    6/15/04            0%       0%       0%       0%       0%         6/15/04         0%       0%       0%       0%        0%
    7/15/04            0%       0%       0%       0%       0%         7/15/04         0%       0%       0%       0%        0%
    8/15/04            0%       0%       0%       0%       0%         8/15/04         0%       0%       0%       0%        0%
    9/15/04            0%       0%       0%       0%       0%         9/15/04         0%       0%       0%       0%        0%
   10/15/04            0%       0%       0%       0%       0%        10/15/04         0%       0%       0%       0%        0%
   11/15/04            0%       0%       0%       0%       0%        11/15/04         0%       0%       0%       0%        0%
   12/15/04            0%       0%       0%       0%       0%        12/15/04         0%       0%       0%       0%        0%
    1/15/05            0%       0%       0%       0%       0%         1/15/05         0%       0%       0%       0%        0%
Average Lives to                                                  Average Lives to
 Maturity (yrs)     0.46     0.29     0.25     0.22     0.21       Maturity (yrs)  1.64     1.15     1.00     0.88      0.82

* Greater than 0.0% and less than 0.5%.

 Percent of Initial Principal Amount of the Offered Notes Remaining at Various
                                ABS Percentages

                        Class A-3 Notes                                                   Class A-4
---------------------------------------------------------------  --------------------------------------------------------------
   Distribution                                                    Distribution
      Date           0.00%     1.00%   1.40%    1.80%    2.00%        Date          0.00%     1.00%    1.40%   1.80%     2.00%
   ------------      ----      ----    ----     ----     ----      -------------    ----      ----     ----    ----      ----
   Closing Date      100%      100%    100%     100%      100%     Closing Date      100%     100%     100%    100%      100%
     11/15/00        100%      100%    100%     100%      100%      11/15/00         100%     100%     100%    100%      100%
     12/15/00        100%      100%    100%     100%      100%      12/15/00         100%     100%     100%    100%      100%
      1/15/01        100%      100%    100%     100%      100%       1/15/01         100%     100%     100%    100%      100%
      2/15/01        100%      100%    100%     100%      100%       2/15/01         100%     100%     100%    100%      100%
      3/15/01        100%      100%    100%     100%      100%       3/15/01         100%     100%     100%    100%      100%
      4/15/01        100%      100%    100%     100%      100%       4/15/01         100%     100%     100%    100%      100%
      5/15/01        100%      100%    100%     100%      100%       5/15/01         100%     100%     100%    100%      100%
      6/15/01        100%      100%    100%     100%      100%       6/15/01         100%     100%     100%    100%      100%
      7/15/01        100%      100%    100%     100%      100%       7/15/01         100%     100%     100%    100%      100%
      8/15/01        100%      100%    100%     100%      100%       8/15/01         100%     100%     100%    100%      100%
      9/15/01        100%      100%    100%     100%      100%       9/15/01         100%     100%     100%    100%      100%
     10/15/01        100%      100%    100%     100%      100%      10/15/01         100%     100%     100%    100%      100%
     11/15/01        100%      100%    100%     100%      100%      11/15/01         100%     100%     100%    100%      100%
     12/15/01        100%      100%    100%     100%      100%      12/15/01         100%     100%     100%    100%      100%
      1/15/02        100%      100%    100%     100%      100%       1/15/02         100%     100%     100%    100%      100%
      2/15/02        100%      100%    100%     100%       90%       2/15/02         100%     100%     100%    100%      100%
      3/15/02        100%      100%    100%      90%       79%       3/15/02         100%     100%     100%    100%      100%
      4/15/02        100%      100%    100%      80%       68%       4/15/02         100%     100%     100%    100%      100%
      5/15/02        100%      100%     93%      70%       58%       5/15/02         100%     100%     100%    100%      100%
      6/15/02        100%      100%     84%      60%       48%       6/15/02         100%     100%     100%    100%      100%
      7/15/02        100%       99%     75%      51%       38%       7/15/02         100%     100%     100%    100%      100%
      8/15/02        100%       90%     66%      42%       29%       8/15/02         100%     100%     100%    100%      100%
      9/15/02        100%       82%     58%      33%       20%       9/15/02         100%     100%     100%    100%      100%
     10/15/02        100%       74%     49%      24%       11%      10/15/02         100%     100%     100%    100%      100%
     11/15/02        100%       66%     41%      16%        3%      11/15/02         100%     100%     100%    100%      100%
     12/15/02        100%       58%     33%       7%        0%      12/15/02         100%     100%     100%    100%       94%
      1/15/03        100%       50%     25%       0%        0%       1/15/03         100%     100%     100%     99%       86%
      2/15/03        100%       42%     17%       0%        0%       2/15/03         100%     100%     100%     92%       78%
      3/15/03         93%       35%     10%       0%        0%       3/15/03         100%     100%     100%     84%       70%
      4/15/03         85%       27%      3%       0%        0%       4/15/03         100%     100%     100%     77%       63%
      5/15/03         76%       20%      0%       0%        0%       5/15/03         100%     100%      95%     70%       56%
      6/15/03         68%       12%      0%       0%        0%       6/15/03         100%     100%      88%     63%       50%
      7/15/03         60%        5%      0%       0%        0%       7/15/03         100%     100%      81%     57%       44%
      8/15/03         52%        0%      0%       0%        0%       8/15/03         100%      98%      75%     50%       38%
      9/15/03         44%        0%      0%       0%        0%       9/15/03         100%      91%      68%     45%       32%
     10/15/03         35%        0%      0%       0%        0%      10/15/03         100%      84%      62%     39%       27%
     11/15/03         27%        0%      0%       0%        0%      11/15/03         100%      77%      56%     34%       23%
     12/15/03         18%        0%      0%       0%        0%      12/15/03         100%      71%      50%     29%       18%
      1/15/04          9%        0%      0%       0%        0%       1/15/04         100%      64%      45%     25%       14%
      2/15/04          1%        0%      0%       0%        0%       2/15/04         100%      58%      39%     20%       11%
      3/15/04          0%        0%      0%       0%        0%       3/15/04          92%      51%      34%     16%        7%
      4/15/04          0%        0%      0%       0%        0%       4/15/04          83%      45%      29%     13%        5%
      5/15/04          0%        0%      0%       0%        0%       5/15/04          73%      39%      25%     10%        2%
      6/15/04          0%        0%      0%       0%        0%       6/15/04          64%      33%      20%      7%        0%
      7/15/04          0%        0%      0%       0%        0%       7/15/04          55%      28%      16%      4%        0%
      8/15/04          0%        0%      0%       0%        0%       8/15/04          45%      22%      12%      2%        0%
      9/15/04          0%        0%      0%       0%        0%       9/15/04          36%      17%       9%       *        0%
     10/15/04          0%        0%      0%       0%        0%      10/15/04          26%      12%       5%      0%        0%
     11/15/04          0%        0%      0%       0%        0%      11/15/04          17%       7%       2%      0%        0%
     12/15/04          0%        0%      0%       0%        0%      12/15/04           7%       2%       0%      0%        0%
      1/15/05          0%        0%      0%       0%        0%       1/15/05           0%       0%       0%      0%        0%
Average Lives to                                                 Average Lives to
 Maturity (yrs)     2.85      2.26    2.00     1.77      1.66     Maturity (yrs)    3.79     3.45     3.22    2.90      2.72
                                                                 Average Lives to
                                                                  10% Call (yrs)    3.72     3.35     3.09    2.77      2.57

* Greater than 0.0% and less than 0.5%.

 Percent of Initial Principal Amount of the Offered Notes Remaining at Various
                                ABS Percentages

                      Class B Notes
--------------------------------------------------------------
  Distribution
      Date          0.00%    1.00%    1.40%    1.80%     2.00%
  ------------      ----     ----     ----     ----      ----
  Closing Date       100%     100%     100%     100%      100%
    11/15/00         100%     100%     100%     100%      100%
    12/15/00         100%     100%     100%     100%      100%
     1/15/01         100%     100%     100%     100%      100%
     2/15/01         100%     100%     100%     100%      100%
     3/15/01         100%     100%     100%     100%      100%
     4/15/01         100%     100%     100%      98%       97%
     5/15/01         100%     100%      98%      95%       93%
     6/15/01         100%      98%      95%      92%       90%
     7/15/01         100%      96%      92%      89%       87%
     8/15/01         100%      93%      89%      86%       84%
     9/15/01         100%      91%      87%      83%       81%
    10/15/01          98%      88%      84%      80%       77%
    11/15/01          97%      86%      82%      77%       74%
    12/15/01          95%      84%      79%      74%       72%
     1/15/02          93%      81%      76%      71%       69%
     2/15/02          91%      79%      74%      69%       66%
     3/15/02          89%      77%      72%      66%       63%
     4/15/02          88%      75%      69%      63%       61%
     5/15/02          86%      72%      67%      61%       58%
     6/15/02          84%      70%      64%      58%       55%
     7/15/02          82%      68%      62%      56%       53%
     8/15/02          80%      66%      60%      54%       51%
     9/15/02          78%      64%      58%      52%       48%
    10/15/02          76%      62%      56%      49%       46%
    11/15/02          74%      60%      54%      47%       44%
    12/15/02          72%      58%      52%      45%       42%
     1/15/03          71%      56%      50%      43%       40%
     2/15/03          69%      54%      48%      41%       38%
     3/15/03          67%      52%      46%      39%       36%
     4/15/03          65%      50%      44%      38%       34%
     5/15/03          63%      48%      42%      36%       33%
     6/15/03          60%      46%      40%      34%       31%
     7/15/03          58%      45%      39%      33%       30%
     8/15/03          56%      43%      37%      31%       28%
     9/15/03          54%      41%      36%      30%       27%
    10/15/03          52%      39%      34%      29%       26%
    11/15/03          50%      38%      33%      27%       25%
    12/15/03          48%      36%      31%      26%       23%
     1/15/04          46%      35%      30%      25%       22%
     2/15/04          44%      33%      29%      24%       22%
     3/15/04          41%      31%      27%      23%       21%
     4/15/04          39%      30%      26%      22%       20%
     5/15/04          37%      29%      25%      21%       20%
     6/15/04          35%      27%      24%      21%       19%
     7/15/04          32%      26%      23%      20%        8%
     8/15/04          30%      24%      22%      20%        0%
     9/15/04          28%      23%      21%      19%        0%
    10/15/04          25%      22%      20%      13%        0%
    11/15/04          23%      21%      20%       6%        0%
    12/15/04          21%      19%      16%       2%        0%
     1/15/05           0%       0%       0%       0%        0%
Average Lives to
 Maturity (yrs)     2.95     2.57     2.40     2.20      2.05
Average Lives to
 10% Call (yrs)     2.87     2.43     2.21     1.97      1.83